NYSE: CVA April 26, 2016 First Quarter 2016 Earnings Conference Call Exhibit 99.2

April 26, 2016 2 Cautionary Statements All information included in this earnings presentation is based on continuing operations, unless otherwise noted. Forward-Looking Statements Certain statements in this press release constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta Holding Corporation and its subsidiaries (“Covanta”) or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward- looking statements made by us are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta, include, but are not limited to, the risk that Covanta may not successfully grow its business as expected or close its announced or planned acquisitions or projects in development, and those factors, risks and uncertainties that are described in periodic securities filings by Covanta with the SEC. Although we believe that our plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and we do not have, or undertake, any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law. Note: All estimates with respect to 2016 and future periods are as of April 26, 2016. Covanta does not have or undertake any obligation to update or revise any forward- looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law. Non-GAAP Financial Measures We use a number of different financial measures, both United States generally accepted accounting principles (“GAAP”) and non-GAAP, in assessing the overall performance of our business. The non-GAAP financial measures of Adjusted EBITDA, Free Cash Flow and Adjusted EPS, as described and used in this earnings presentation, are not intended as a substitute or as an alternative to net income, cash flow provided by operating activities or diluted earnings per share as indicators of our performance or liquidity or any other measures of performance or liquidity derived in accordance with GAAP. In addition, our non-GAAP financial measures may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. The presentations of Adjusted EBITDA, Free Cash Flow and Adjusted EPS are intended to enhance the usefulness of our financial information by providing measures which management internally use to assess and evaluate the overall performance of its business and those of possible acquisition candidates, and highlight trends in the overall business.

April 26, 2016 3 Q1 2016 Summary (in millions, except Adjusted EPS) Q1 2015 Q1 2016 FY 2016 Guidance (1) Revenue $383 $403 N/A Adjusted EBITDA $79 $76 $390 - $430 Free Cash Flow $16 $(5) $140 - $180 Adjusted EPS $(0.13) $(0.19) N/A (Unaudited) • Operating plan and key strategic initiatives on track • Affirming 2016 full-year outlook 1) Affirmed guidance as of April 26, 2016.

Waste Update

- **Q1 2016 EfW waste processing revenue vs. Q1 2015:**
  - Same store price up $6 million (2.5%); volume approximately flat
  - EfW profiled waste up 16% year-over-year
- **Trends and outlook:**
  - Profiled waste growth continues to drive higher average uncontracted revenue per ton
  - Executing on integration and sales plan for growing Environmental Solutions platform
  - Strong overall market volumes supporting spot market pricing
  - Contractual inflation-linked escalations remain muted

(Unaudited)

North America EfW [1] (in millions, except price)	Q1 2015A	Q1 2016A	2016E
Waste & Service Revenue:			
Waste Processing	$223	$227	$935 - $965
Debt Service	4	2	9
Other [2]	2	2	5 - 10
Total	**$229**	**$231**	**$950 - $980**
Tons: [3]			
Contracted [4]	3.9	4.1	
Uncontracted	0.7	0.6	
Total	**4.6**	**4.6**	**19.5 - 19.7**
Revenue per Ton: [5]			
Contracted	$46.65	$46.75	
Uncontracted	$56.20	$64.61	
Average	**$48.11**	**$48.97**	**$48.00 - $49.00**

1) North America EfW results include only Energy-from-Waste assets.
2) Other includes service revenue not directly related to waste processing.
3) Excludes liquid waste.
4) Includes contracts at transfer stations from which waste is internalized.
5) Calculated for waste and service revenue, excluding debt service and other revenue.

4 April 26, 2016

COVANTA
Powering Today. Protecting Tomorrow.

April 26, 2016 5 Energy Update North America EfW (in millions, except price) Q1 2015A Q1 2016A 2016E Energy Revenue: Energy Sales $81 $83 $310 - $330 Capacity 10 10 ~40 Total $91 $93 $350 - $370 MWh Sold: Contracted 0.7 0.7 3.1 - 3.2 Hedged 0.4 0.4 ~1.9 Market 0.3 0.2 ~1.2 Total 1.4 1.4 6.2 - 6.4 Revenue per MWh: (1) Contracted $67.21 $67.65 ~$64 Hedged $53.20 $62.64 ~$41 Market $47.12 $27.91 ~$27 Average $59.54 $59.30 ~$50 • Q1 2016 EfW energy revenue drivers vs. Q1 2015: ▪ Same store revenue down 3.5% ◦ Price down $2 million ◦ Volume down $1 million ▪ Fairfax service contract transition providing a positive offset to lower same store energy revenue • Trends and outlook: ▪ Markets under significant pressure in Q1 due to mild winter weather; natural gas supply expected to limit gas and electricity prices for the balance of 2016 ▪ Uncontracted exposure in 2016 approximately 1.2 million MWh (EfW + biomass) ◦ 0.9 million MWh remaining ◦ Biomass facilities all shut down as of April 2016 1) Excludes capacity revenue. (Unaudited)

April 26, 2016 6 Recycled Metals Update North America ($ in millions, except price; tons in thousands) Q1 2015A Q1 2016A 2016E Metals Revenue: Ferrous $10 $8 $25 - $30 Non-Ferrous 6 5 20 - 25 Total $16 $13 $45 - $55 Tons Sold: Ferrous 76 86 330 - 340 Non-Ferrous 7 8 32 - 36 Revenue per Ton: Ferrous $139 $91 $80 - $95 Non-Ferrous $799 $624 ~$600 Average HMS index price (1) $255 $158 $150 - $175 • Q1 2016 revenue drivers vs. Q1 2015: ▪ Volume: Ferrous up 9%; non-ferrous up 6% ▪ Price: Ferrous down 35%; non-ferrous down 22% • Market trends and outlook: ▪ Completed first overseas bulk shipment of ferrous metals from Fairless Hills, PA processing facility ▪ Recent ferrous market improvement (#1 HMS Index currently >$200 per ton) resulting in improved outlook for 2016 full-year average ▪ Aluminum futures imply 2016 non-ferrous price decline vs. 2015, but relatively stable from current levels 1) Q1 2016 and Q1 2015 average #1 Heavy Melt Steel composite index ($ / gross ton) as published by American Metal Market. (Unaudited)

April 26, 2016 7 Plant Operating Expense and Maintenance Capex Update • Q1 2016 summary: ▪ North America EfW plant maintenance expense up 13% vs. Q1 2015 on same store basis, driven by outage schedule ▪ North America EfW other plant operating expenses down 1% vs. Q1 2015 on same store basis • Trends and outlook: ▪ 2016 full-year maintenance plan on track Total Company (in millions) Q1 2015A Q1 2016A 2016E Plant Maintenance Expense: North America EfW $78 $88 $265 - $275 Other 3 1 Total $81 $89 Maintenance Capex: North America EfW $23 $32 $85 - $95 Other 3 4 ~20 Total $26 $36 $105 - $115 Total EfW Maintenance Spend $101 $120 $350 - $370 Other Plant Operating expense: North America EfW $155 $156 Other 53 70 Total $208 $226 (Unaudited)

April 26, 2016 8 Financial Overview

April 26, 2016 9 Revenue: Q1 2016 vs. Q1 2015

April 26, 2016 10 Adjusted EBITDA: Q1 2016 vs. Q1 2015

April 26, 2016 11 Free Cash Flow: Q1 2016 vs. Q1 2015

April 26, 2016 12 Growth Investment Outlook Growth Investments (Unaudited, in millions) FY 2015 Actual YTD 3/31/16 FY 2016 Outlook Organic growth investments (1) $34 $14 ~ $40 New York City contract 30 1 ~10 Essex County EfW emissions control system (2) 26 10 ~35 Acquisitions 72 9 11 Subtotal: Corporate funded $162 $34 ~ $95 Dublin facility construction 184 25 175 - 200 Total growth investments $346 $59 ~ $270 - 295 1) Organic growth programs are focused primarily on growing waste and metal revenue. 2) Classified as growth investment because cost is reflected in overall economic benefit of contract restructuring completed in 2013. • Remaining Dublin investment to be funded entirely with project financing – no impact on domestic capital allocation • Acquisitions to be targeted on an opportunistic basis – potential additional activity not reflected in FY 2016 outlook

April 26, 2016 13 Capitalization Summary 1) Net debt is calculated as total principal amount of debt outstanding less cash and cash equivalents, debt service principal-related restricted funds, and escrowed construction proceeds ($49 million at March 31, 2016). 2) Excludes $95 million of net debt (debt of $98 million less restricted funds of $3 million) outstanding at March 31, 2016 at Dublin project subsidiary. 3) Leverage ratio as calculated for senior credit facility covenant. Effectively represents leverage at Covanta Energy, LLC and subsidiaries. (Face value; unaudited, in millions) 12/31/2014 12/31/2015 3/31/2016 Cash and Cash Equivalents $84 $94 $106 Corporate Debt: Secured $405 $621 $701 Unsecured 1,569 1,664 1,664 Total Corporate Debt $1,974 $2,285 $2,365 Project Debt 225 197 230 Total Debt $2,199 $2,482 $2,595 Net Debt (1) $2,029 $2,326 $2,440 Stockholders’ Equity $784 $640 $553 Net Debt / Adjusted EBITDA Ratios: Consolidated 4.3x 5.4x 5.7x Excluding Non-Recourse Construction Debt (2) 4.3x 5.3x 5.5x Senior Credit Facility Leverage Ratio (3) 2.1x 2.9x 3.1x

April 26, 2016 14 Appendix

April 26, 2016 15 Long-term Outlook: Debt Service Revenue Project Debt Repayment (Unaudited, in millions): 2008–2015 2016 2017 2018 2019 2020 Beyond 2020 Total Principal Payments $909 $16 $17 $18 $13 $2 $75 Total Change in Principal-Related Restricted Funds (193) — — (5) (9) — (1) Net Cash Used for Project Debt Principal Repayment $716 $16 $17 $13 $4 $2 $74 Client Payments for Debt Service: (Unaudited, in millions) 2008–2015 2016 2017 2018 2019 2020 Beyond 2020 Debt Service Revenue – Principal $352 $6 $6 $5 $3 $3 $39 Debt Service Revenue – Interest 98 4 3 3 2 2 16 Debt Service Billings in Excess of Revenue Recognized 106 4 5 (1) (1) (1) 4 Client Payments for Debt Service (1) $556 $14 $14 $7 $4 $4 $60 Net Change in Debt Service Billings per Period $(108) $(1) $— $(7) $(3) $— $— 1) Related to Service Fee facilities only. Note: North American operations only. Excludes payments related to project debt refinancing.

April 26, 2016 16 Long-term Outlook: Energy Detail North America EfW Facilities (Unaudited, in millions, except price) 2014A 2015A 2016E 2017E 2018E 2019E 2020E MWh Sold – CVA Share: Contracted 3.2 3.0 3.2 2.4 2.0 2.1 2.1 Hedged 1.4 1.4 1.9 1.9 0.1 — — Market 1.1 1.4 1.2 2.2 4.4 4.5 4.5 Total MWh Sold 5.6 5.8 ~6.3 ~6.5 ~6.5 ~6.6 ~6.6 Market Sales (MWh) by Geography: PJM East 0.4 0.5 0.5 1.3 2.6 2.7 2.7 NEPOOL 0.3 0.3 0.2 0.4 1.1 1.1 1.1 NYISO — 0.1 0.1 0.1 0.2 0.2 0.2 Other 0.3 0.4 0.4 0.4 0.4 0.5 0.5 Total Market Sales 1.1 1.4 1.2 2.2 4.4 4.5 4.5 Revenue per MWh: (1) Contracted $67.56 $65.56 ~$64 Average ~$57 / MWh on contracts expiring through 2020 Hedged $42.87 $45.64 ~$41 Market $49.12 $33.18 ~$27 Average Revenue per MWh $58.06 $53.17 ~$50 Note: hedged generation as presented above reflects only existing hedges. 1) Excludes capacity revenue. • Note: Production estimates for 2017 - 2020 are approximated based on historical operating performance and expected contract structures

April 26, 2016 17 Non-GAAP Reconciliation: Adjusted EBITDA & Free Cash Flow Q1 Full Year (Unaudited, in millions) 2016 2015 Estimated 2016 (1) Net Loss Attributable to Covanta Holding Corporation $(37) $(37) Depreciation and amortization expense 52 48 Interest expense, net 34 35 Income tax (benefit) expense (10) 10 Impairment charges 15 — Debt service billings in excess of revenue recognized 1 1 Severance and reorganization costs 1 2 Non-cash compensation expense 5 8 Capital type expenditures at service fee operated facilities (2) 11 8 Other 4 4 Total adjustments 113 116 Adjusted EBITDA $76 $79 $390 - $430 Cash interest payments, net of capitalized interest (22) (19) Cash taxes (4) (2) Capital type expenditures at service fee operated facilities (2) (11) (8) Adjustment for working capital and other (8) (8) Cash flow provided by operating activities from continuing operations $31 $42 $245 - $295 Maintenance capital expenditures (36) (26) (105) - (115) Free Cash Flow $(5) $16 $140 - $180 Weighted Average Diluted Shares Outstanding 129 132 1) Guidance affirmed as of April 26, 2016. 2) Adjustment for impact of adoption of FASB ASC 853 – Service Concession Arrangements.

April 26, 2016 18 Non-GAAP Reconciliation: Adjusted EBITDA Full Year LTM (Unaudited, in millions) 2014 2015 3/31/2016 Net (Loss) Income Attributable to Covanta Holding Corporation $(2) $68 $68 Operating loss related to insurance subsidiaries 2 — — Depreciation and amortization expense 211 198 202 Debt service expense 147 134 133 Income tax expense (benefit) 15 (84) (104) Impairment charges 64 43 58 Loss on extinguishment of debt 2 2 2 Net income attributable to noncontrolling interests in subsidiaries 1 1 1 Debt service billings in excess of revenue recognized 2 1 1 Severance and reorganization costs 9 4 3 Non-cash compensation expense 17 18 15 Capital type expenditures at service fee operated facilities (1) — 31 34 Other 6 12 12 Total adjustments 476 360 357 Adjusted EBITDA $474 $428 $425 1) Adjustment for impact of adoption of FASB ASC 853 – Service Concession Arrangements. Note: Adjusted EBITDA results provided to reconcile the denominator of the Net Debt / Adjusted EBITDA ratios on slide 13.

April 26, 2016 19 Non-GAAP Reconciliation: Adjusted EPS Q1 (Unaudited, in millions, except per share amounts) 2016 2015 Diluted Loss Per Share $(0.29) $(0.28) Reconciling Items 0.10 0.15 Adjusted EPS $(0.19) $(0.13) Reconciling Items Impairment charges $15 $— Severance and reorganization costs 1 6 Effect on income of derivative instruments not designated as hedging instruments 4 — Effect of foreign exchange loss on indebtedness (1) 2 Total Reconciling Items, pre-tax 19 8 Pro forma income tax impact (7) (3) Legal entity restructuring charge — 15 Total Reconciling Items, net of tax $12 $20 Diluted Earnings Per Share Impact $0.10 $0.15 Weighted Average Diluted Shares Outstanding 129 132

April 26, 2016 20 Non-GAAP Financial Measures Free Cash Flow Free Cash Flow is defined as cash flow provided by operating activities, less maintenance capital expenditures, which are capital expenditures primarily to maintain our existing facilities. We use the non- GAAP measure of Free Cash Flow as a criterion of liquidity and performance-based components of employee compensation. We use Free Cash Flow as a measure of liquidity to determine amounts we can reinvest in our core businesses, such as amounts available to make acquisitions, invest in construction of new projects, make principal payments on debt, or amounts we can return to our stockholders through dividends and/or stock repurchases. In order to provide a meaningful basis for comparison, we are providing information with respect to our Free Cash Flow for the three months ended March 31, 2016 and 2015, reconciled for each such period to cash flow provided by operating activities, which we believe to be the most directly comparable measure under GAAP. Adjusted EBITDA We use Adjusted EBITDA to provide further information that is useful to an understanding of the financial covenants contained in the credit facilities as of March 31, 2016 of our most significant subsidiary, Covanta Energy, LLC ("Covanta Energy"), through which we conduct our core waste and energy services business, and as additional ways of viewing aspects of its operations that, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of our core business. The calculation of Adjusted EBITDA is based on the definition in Covanta Energy’s credit facilities as of March 31, 2016, which we have guaranteed. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, as adjusted for additional items subtracted from or added to net income. Because our business is substantially comprised of that of Covanta Energy, our financial performance is substantially similar to that of Covanta Energy. For this reason, and in order to avoid use of multiple financial measures which are not all from the same entity, the calculation of Adjusted EBITDA and other financial measures presented herein are ours, measured on a consolidated basis. Under the credit facilities as of March 31, 2016, Covanta Energy is required to satisfy certain financial covenants, including certain ratios of which Adjusted EBITDA is an important component. Compliance with such financial covenants is expected to be the principal limiting factor which will affect our ability to engage in a broad range of activities in furtherance of our business, including making certain investments, acquiring businesses and incurring additional debt. Covanta Energy was in compliance with these covenants as of March 31, 2016. Failure to comply with such financial covenants could result in a default under these credit facilities, which default would have a material adverse affect on our financial condition and liquidity. These financial covenants are measured on a trailing four quarter period basis and the material covenants are as follows: • maximum Covanta Energy leverage ratio of 4.00 to 1.00, which measures Covanta Energy’s Consolidated Adjusted Debt (which is the principal amount of its consolidated debt less certain restricted funds dedicated to repayment of project debt principal and construction costs) to its Adjusted EBITDA (which for purposes of calculating the leverage ratio and interest coverage ratio, is adjusted on a pro forma basis for acquisitions and dispositions made during the relevant period); and • minimum Covanta Energy interest coverage ratio of 3.00 to 1.00, which measures Covanta Energy’s Adjusted EBITDA to its consolidated interest expense plus certain interest expense of ours, to the extent paid by Covanta Energy. In order to provide a meaningful basis for comparison, we are providing information with respect to our Adjusted EBITDA for the three months ended March 31, 2016 and 2015, reconciled for each such period to net income and cash flow provided by operating activities, which are believed to be the most directly comparable measures under GAAP. Our projected full year 2016 Adjusted EBITDA is not based on GAAP net income/loss and is anticipated to be adjusted to exclude the effects of events or circumstances in 2016 that are not representative or indicative of our results of operations. Projected GAAP net income/loss for the full year would require inclusion of the projected impact of future excluded items, including items that are not currently determinable, but may be significant, such as asset impairments and one-time items, charges, gains or losses from divestitures, or other items. Due to the uncertainty of the likelihood, amount and timing of any such items, we do not have information available to provide a quantitative reconciliation of full year 2016 projected net income/loss to an Adjusted EBITDA projection. Adjusted EPS Adjusted EPS excludes certain income and expense items that are not representative of our ongoing business and operations, which are included in the calculation of Diluted Earnings Per Share in accordance with GAAP. The following items are not all-inclusive, but are examples of reconciling items in prior comparative and future periods. They would include impairment charges, the effect of derivative instruments not designated as hedging instruments, significant gains or losses from the disposition or restructuring of businesses, gains and losses on assets held for sale, transaction-related costs, income and loss on the extinguishment of debt and other significant items that would not be representative of our ongoing business. We will use the non-GAAP measure of Adjusted EPS to enhance the usefulness of our financial information by providing a measure which management internally uses to assess and evaluate the overall performance and highlight trends in the ongoing business. In order to provide a meaningful basis for comparison, we are providing information with respect to our Adjusted EPS for the three months ended March 31, 2016 and 2015, reconciled for each such period to diluted income per share, which is believed to be the most directly comparable measure under GAAP.